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                                                                     Exhibit 1.1

                             ARAMARK SERVICES, INC.
                                 Debt Securities
                          unconditionally guaranteed by
                               ARAMARK Corporation

                             Underwriting Agreement

                                                                  April 17, 2002

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Dear Sirs:

                  From time to time ARAMARK Services, Inc., a Delaware corporation (the "Company"), and ARAMARK Corporation, a Delaware corporation, as guarantor (the "Guarantor"), propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"). The Securities are to be unconditionally guaranteed (the "Guarantees") as to payment of principal, premium, if any, and interest by the Guarantor.

                  The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

                  1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company or the Guarantor to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company and the Guarantor to issue and sell any of the Securities (and to issue the Guarantees thereof) and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the


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names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

                  2. The Company and the Guarantor jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                  (a) A registration statement or statements (collectively, the "registration statement") in respect of the Securities and the Guarantees has been filed with the Securities and Exchange Commission (the "Commission") such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus supplement included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the Prospectus contained in the registration statement at the time each such part of the registration statement became effective, but excluding Form T-1, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement", and the prospectus relating to the Securities in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include


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         any annual report the Guarantor filed pursuant to Section 13(a) or
         15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities and the Guarantees thereof, and provided, further, that this representation and warranty shall not apply to any superseded statement (or the unmodified form of any modified statement) which pursuant to Rule 412(c) under the Act shall not be deemed to constitute a part of the Registration Statement or the Prospectus for purposes of the Act, or to any omission of any fact which is stated in the Prospectus or in any subsequently filed document which is also incorporated by reference in the Prospectus;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with


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         information furnished in writing to the Company or the Guarantor by an
         Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities and the Guarantees thereof;

                  (d) Neither the Guarantor nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business that is material to the Guarantor and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the consolidated shareholders' equity, consolidated short-term borrowings or consolidated long-term borrowings of the Guarantor and its subsidiaries taken as a whole or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority (and, with only such exceptions which are not material, either individually or in the aggregate, to the Guarantor and its subsidiaries taken as a whole, other power and authority) to own its properties and conduct its business as described in the Prospectus; the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority (and, with only such exceptions which are not material, either individually or in the aggregate, to the Company and its subsidiaries taken as a whole, other power and authority) to own its properties and conduct its business as described in the Prospectus; and, with only such exceptions which are not material, either individually or in the aggregate, to the Guarantor and its subsidiaries taken as a whole, each other subsidiary of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

                  (f) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims other than as set forth or contemplated in the Prospectus;


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                  (g) The Securities have been duly authorized and, when
         Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, dated as of April 8, 2002 (as amended, supplemented or otherwise modified from time to time the "Indenture"), among the Company, the Guarantor and Bank One Trust Company, National Association, as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form filed as an exhibit to the Registration Statement or as an amendment thereto or in a document incorporated by reference therein; the Guarantees have been duly authorized and, upon due execution, authentication and delivery of the Securities and the placement of the Guarantees thereon, the Guarantees will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits provided by the Indenture; the Indenture had been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities, the Indenture will constitute a valid and legally binding instrument of the Company and the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities, the Guarantees and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus;

                  (h) The issue and sale of the Securities and the Guarantees and the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Guarantees, the Indenture, this Agreement and the Pricing Agreement and the consummation of the transactions herein and therein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, (ii) nor will such action result in any violation of the provisions of (A) the Certificate of Incorporation or the Bylaws of the Company or the Restated Certificate of Incorporation, as amended, or the Bylaws of the Guarantor or (B) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties, except in the case of each of clause (i) and (ii) (B) for conflicts, breaches, violations and defaults that would not have a material adverse effect on the Guarantor's or the Company's ability to comply with or perform its obligations under, the Designated Securities or the Indenture; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Guarantees or the consummation by the Company or the Guarantor of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except the registration under the Act of the Securities and the Guarantees, such as have been, or will have been prior to the Time of


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         Delivery, obtained under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Guarantees by the Underwriters;

                  (i) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject which would individually or in the aggregate have a material adverse effect on the consolidated financial position, or result of operations of the Guarantor and its subsidiaries; and, to the best of the Guarantor's knowledge, no such proceedings are threatened or known to be contemplated by governmental authorities or threatened by others; and

                  (j) The auditing firm or firms, who have certified the financial statements of the Guarantor and its subsidiaries and ServiceMaster Management Services included or incorporated in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

                  4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable with the Guarantees placed thereon, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company, or by wire transfer, in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

                  5. Each of the Company and the Guarantor agree with each of the Underwriters:

                  (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date


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         of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus relating to the such Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to such Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities and the Guarantees for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Designated Securities, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction or take any action that would subject the Company or the Guarantor to taxation in any jurisdiction where it is not now so subject;

                  (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by


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         reference in the Prospectus in order to comply with the Act, the
         Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in the Designated Securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Designated Securities at any time nine months or more after the time of issue of the Prospectus, upon your request and at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

                  (e) During the period beginning from the date hereof and continuing to and including the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities (other than loans under credit agreements) of the Company or the Guarantor which mature more than one year after the Time of Delivery and which are substantially similar to the Designated Securities, without your prior written consent;

                  (f) To make available to the holders of the Designated Securities upon their written request as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and consolidated statements of income, shareholders' equity and cash flows of the Guarantor and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement and continuing for so long as the Guarantor is required to file such information with the Commission) the interim condensed consolidated financial statements included in the Guarantor's filings on Form 10-Q.

                  6. Each of the Company and the Guarantor covenants and agrees with the several Underwriters that the Company and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Securities and the Guarantees under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, and Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Agreement, the Indenture, the Blue Sky and Legal Investment


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Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the Guarantees for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities and the Guarantees; (v) the filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the Guarantees; (vi) the cost of preparing the Securities and the Guarantees; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Guarantees; and
(viii) all other costs and expenses incident to the performance of the Guarantor's and the Company's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities (including the Guarantees) by them, and any advertising expenses connected with any offers they may make.

                  7. The obligations of the Underwriters of Designated Securities under the Pricing Agreement hereunder shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Cravath, Swaine & Moore, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company and the Guarantor, the validity of the Indenture, the Designated Securities, the Guarantees, the Registration Statement, the Prospectus as amended or supplemented, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Simpson Thacher & Bartlett, outside counsel to the Guarantor and the Company, shall have furnished to the Representatives its written opinion,




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         dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect (and subject to customary limitations, assumptions and exceptions) that:

                           (1) Each of the Company and the Guarantor has been
                  duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus.

                           (2) The Indenture has been duly authorized, executed
                  and delivered by the Company and the Guarantor and duly qualified under the Trust Indenture Act and, assuming that the Indenture is a valid and legally binding obligation of the Trustee, constitutes a valid and legally binding obligation of the Company and the Guarantor enforceable against the Company and the Guarantor in accordance with its terms.

                           (3) The Notes have been duly authorized, executed and
                  issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

                           (4) The Guarantee has been duly authorized, executed
                  and issued by the Guarantor and, assuming due authentication of the Notes by the Trustee and upon payment and delivery of the Notes in accordance with the Underwriting Agreement, will constitute a valid and legally binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms and entitled to the benefits of the Indenture.

                           (5) The statements made in the Prospectus under the
                  captions "Description of Our Debt Securities" and "Description of Notes" insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                           (6) The Underwriting Agreement has been duly
                  authorized, executed and delivered by the Company and the Guarantor.

                           7. The issue and sale of the Notes by the Company,
                  the issuance of the Guarantee by the Guarantor and the compliance by the Company and the Guarantor with all of the provisions of the Underwriting Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate the Certificate of Incorporation or Bylaws of the Company or of the Guarantor or any Federal or New York statute or the Delaware General Corporation Law or any


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                  rule or regulation that has been issued pursuant to any
                  Federal or New York statute or the Delaware General Corporation Law or any order known to us issued pursuant to any Federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body or court having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties.

                           (8) No consent, approval, authorization, order,
                  registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any Federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Notes by the Company, the issuance of the Guarantee by the Guarantor and the compliance by the Company and the Guarantor with all of the provisions of the Underwriting Agreement, except for the registration under the Act of the Notes and the Guarantee, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

                           (9) The Registration Statement has become effective
                  under the Act and the Prospectus was filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act and, to our knowledge, no stop order suspending the effectiveness of the Third Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

                           (10) To our knowledge, there are no statutes or
                  pending or threatened legal or governmental proceedings to which the Company or the Guarantor is a party required to be described in the Prospectus which are not described as required, or any contracts or documents of a character required to be described in the Third Registration Statement or Prospectus or to be filed as exhibits to the Third Registration Statement or incorporated by reference therein which are not described and filed or incorporated by reference as required.

                           (11) The statements made in the Prospectus under the
                  caption "Certain United States Federal Income Tax Considerations," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                           (12) Neither the Company nor the Guarantor is an
                  "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

                           (13) The Registration Statement, as of its effective
                  date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act documents incorporated therein complied as to form when filed in all material respects with the requirements of the Exchange Act and applicable rules and regulations of the Commission thereunder, except that in each case they express no opinion with respect to the financial statements or other financial data contained in or incorporated by reference into the Registration Statement or the Prospectus and they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date and at the Time of Delivery of the Designated Securities, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case they express no belief with respect to the financial statements or other financial data contained in or incorporated by reference into the Registration Statement or the Prospectus.

                  (d) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Guarantor who have certified the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives letters, each dated such date or Time of Delivery, to the effect set forth in the Pricing Agreement.

                  (e) (i) Neither the Guarantor nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business that is material to the Guarantor and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented, there shall not have been any change in the consolidated shareholders' equity, consolidated short-term borrowings or consolidated long-term borrowings of the Guarantor and its subsidiaries taken as a whole or any material adverse change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause
         (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

                  (f) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's or the Guarantor's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced (excluding public announcements of positions previously publicly announced) that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Guarantor's debt Securities;

                  (g) On or after the date of the Pricing Agreement relating to the Designated Securities there shall have occurred any of the following: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Guarantor shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectus, as amended at the date of the Pricing Agreement; and

                  (h) The Company and the Guarantor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities certificates of officers of the Company and the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery for the Designated Securities, as to the performance by the Company and the Guarantor of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (a), as to compliance in all material respects with subsection (e) of this Section and as to such other matters as the Representatives may reasonably request.

                  8. (a) The Company and the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented relating to the Designated Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through the Representatives expressly for use therein.

                  (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, as amended or supplemented relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented relating the Designated Securities or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company or the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Designated Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company and the Guarantor under this Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

                  9. (a) If any underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Guarantor that the Representatives have so arranged for the purchase of such Designated Securities, or the Company or the Guarantor notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company and the Guarantor shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Designated Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Guarantor as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase hereunder) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Guarantor as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Designated Securities, or if the Company and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to the Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Guarantor, except for the expenses to be borne by the Company, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Securities.

                  11. If any Pricing Agreement shall be terminated pursuant to
Section 9 hereof, the Company and the Guarantor shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if or any other reason, the Designated Securities are not delivered by or on behalf of the Company and the Guarantor as provided herein, the Company and the Guarantor will reimburse the Underwriters through the Representatives (unless the termination shall be pursuant to Section 7(g)(i), Section 7(g)(iii) or Section 7(g)(iv)) for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Designated Securities, but the Company and the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

                  12. In all dealings hereunder, the Representatives shall act on behalf of the Underwriters of the Designated Securities, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any underwriter made or given by such Representatives jointly or by such Representatives, if any, as shall be designated for such purpose in the Pricing Agreement.

                  All statements, requests, notices, and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Guarantor shall be delivered or sent by mail or facsimile transmission to the address of the Company or the Guarantor, as the case may be, set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company, the Guarantor and each person who controls the Company and the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                  15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.

                                        Very truly yours,

                                        ARAMARK Services, Inc.


                                        By: /s/ L. Frederick Sutherland
                                           ------------------------------
                                            Name:  L. Frederick Sutherland
                                            Title: Vice President


                                        ARAMARK Corporation

                                        By: /s/  L. Frederick Sutherland
                                           ------------------------------
                                            Name:  L. Frederick Sutherland
                                            Title: Vice President

Accepted as of the date hereof:

J.P. Morgan Securities Inc.

By: /s/ Jose C. Padilla
------------------------------
Name: Jose C. Padilla
Title: Vice President

                                                                         Annex I

                                Pricing Agreement

[Name and address of Representative]
 Underwriters named in Schedule I hereto




                                                                _______ __, 20__

Dear Sirs:

                  ARAMARK Services, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated April __, 2002 (the "Underwriting Agreement"), between the Company and ARAMARK Corporation, a Delaware corporation (the "Guarantor"), on the one hand and J.P. Morgan Securities Inc. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

                  A supplement to the Prospectus, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

                  Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

                  If the foregoing is in accordance with your understanding, please sign and return to us _______ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement among the Underwriters, the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Company and the Guarantor for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,



                                        ARAMARK SERVICES, INC.

                                        By:
                                           ------------------------------
                                            Name:
                                            Title:


                                        ARAMARK CORPORATION

                                        By:
                                           ------------------------------
                                            Name:
                                            Title:

Accepted as of the date hereof:

[Name(s) of Co-Representative(s)]

                                   SCHEDULE I

                                                   Principal Amount of
                                                       Securities
         Underwriter                                 to be Purchased

[Name(s) of Co-Representative(s)]               $






                                                ---------------
         Total                                  $
                                                ===============

                                   SCHEDULE II

Title of Designated Securities:

         [  %] [Notes]

         [Debentures] due

Aggregate principal amount:

         [$]

Price to Public:

         ___% of the principal amount of the Designated Securities, plus accrued interest from ______ to ______ [ and accrued amortization, if any, from _____ to _____]

Purchase Price by Underwriters:

          ___% of the principal amount of the Designated Securities, plus interest from _____ to _____ [and accrued amortization, if any, from _____ to _____]

Specified Funds for Payment of Purchase Price:

         Immediately available funds

Indenture:

         Indenture dated as of April ___, 2002, among the Company, the Guarantor and Bank One Trust Company, National
         Association, as Trustee

Guarantees:

         The Designated Securities will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by the Guarantor.

Maturity:

         _________ ___, 20__

Interest Rate:


         [     %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

         [months and dates]

Redemption Provisions:

         [No provisions for redemption]

         [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$] or an integral multiple thereof,

         [on or after           , at the following redemption prices (expressed
         in percentages of principal amount).  If [redeemed on or before
                    , ,     %, and if] redeemed during the 12-month period
         beginning           ,


         Year                                                 Redemption Price


         and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.] [on any interest payment date falling on or after , , at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

         [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

         [Restriction on refunding]

Sinking Fund Provisions:

         [No sinking fund provisions]

         [The Designated Securities are entitled to the benefit of a sinking fund to retire [$] principal amount of Designated Securities on in each of the years through at 100% of their principal amount plus accrued interest] [, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$] principal amount of Designated Securities in the years through at 100% of their principal amount plus accrued interest].

[If Securities are extendable debt securities, insert -- ]

Auditors:

         The comfort letters shall be in the form of Schedule III hereto.

Time of Delivery:



Closing Location:



Names and addresses of Representatives:


         Designated Representatives:

         Address for Notices, etc.:


Blackout Period:



[Other Terms]:

         [The Designated Securities will have such other terms as set forth in the Prospectus, dated ______ ___, 20__, as supplemented by the Prospectus Supplement, dated _______ ___, 20__, which is attached hereto.]